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                              ASSIGNMENT OF CLAIMS

THIS AGREEMENT ("Agreement") is made and entered into this 27th day of February, 1995, by and among;

  LINPAC MOULDINGS LTD. ("LINPAC"), with its principal office at Deykin Avenue, Witton, Birmingham B6 7HY, England;

  WILLIAM H. ROPER and his spouse RUTH ROPER, residents of 12 Rue Biarittz, Newport Beach, California 92660;

  ROBERT E. ROPER and his spouse NANCY ROPER, residents of 3802 Holden Circle, Los Alamitos, California 90720;

  C. RICHARD ROPER and his spouse MARGO ROPER, residents of 1383 N. Mustang, Orange, California 92667;

  WILLIAM H. ROPER as sole current trustee for the ROPER FAMILY TRUST DATED 4/12/94 FBO WILLIAM H. ROPER UTA 9/6/77, AS AMENDED (the "William Trust");

  ROBERT E. ROPER as sole current trustee for the ROPER FAMILY TRUST DATED 4/12/94 FBO ROBERT E. ROPER AND/OR CHILDREN UTA 9/6/77, AS AMENDED (the "Robert Trust"); and

  C. RICHARD ROPER as sole current trustee for the ROPER FAMILY TRUST DATED 4/12/94 FBO C. RICHARD ROPER AND/OR CHILDREN UTA 9/6/77, AS AMENDED (the "Richard Trust").

For convenience of reference, William H. Roper and Ruth Roper, Robert E. Roper and Nancy Roper, C. Richard Roper and Margo Roper, the William Trust, the Robert Trust and the Richard Trust are sometimes herein collectively called the "Shareholders".

                                    PREAMBLE

   WHEREAS, ROPAK CORPORATION is a Delaware corporation (the "Company") with its principal office located at 660 S. State College Blvd., Fullerton, California 92631-5138;

   WHEREAS, the Shareholders are founders, executive officers and directors of the Company, and simultaneous with the execution hereof have sold to LINPAC all shares (collectively, the "Shares") of common stock of the Company owned by them.

   SECTION 1.  ASSIGNMENT OF CLAIMS

   In consideration of the purchase of the Shares, each Shareholder, on behalf of himself, his heirs, executors, attorneys, administrators, successors and assigns, hereby assigns, transfers



                                  EXHIBIT 10.12
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and delivers all right, title and interest in, to and arising from any and all claims, demands, actions, suits, causes of action, damages, injunctions, restraints and liabilities, of whatever kind or nature, in law, equity or otherwise, whether now known or unknown but only to the extent arising from events, facts or circumstances arising or occurring prior to the date hereof (the "Claims"); provided, however, that the following shall not be included in the assigned Claims (i) unpaid salary for the current pay period,
(ii) amounts due under the Employment Agreements with certain Shareholders entered into on the date hereof, (iii) regular payments due in the ordinary course after the date hereof under the terms of the 1985 agreements relating to the sale of patent rights and related know-how for the remaining term thereof through December 31, 1995, and (iv) regular lease payments due in the ordinary course after the date hereof under the lease between the Company and a partnership owned by certain Shareholders for real property located at 660 South State College Boulevard, Fullerton, California. LINPAC may bring litigation, demand or suit or otherwise assert the Claims in the name and on behalf of each Shareholder and shall have complete authority as to the settlement, disposition or release of the Claims. Each Shareholder hereby grants LINPAC an irrevocable power of attorney, coupled with its interest in the Claims to the extent necessary to permit, and for the sole and limited purpose of permitting, LINPAC to exercise its rights with respect to the Claims.

   SECTION 2.  GENERAL PROVISIONS

   2.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy.

   2.2.  Expenses.   Each party to this Agreement shall pay its own costs and
expenses in connection with the transactions contemplated hereby.

   2.3.  Counterparts.   This Agreement may be executed simultaneously in two
or more counterparts each of which shall be deemed an original, but all of which together constitute one and the same instrument.

   2.4.  Entire Transaction.   This Agreement and the documents referred to
herein contain the entire understanding among the parties with respect to the actions contemplated hereby and supersedes all other agreements, understandings and undertakings among the parties on the subject matter hereof.

                           *           *           *





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  IN WITNESS WHEREOF,  each of the parties hereto has executed or caused this
Agreement to be executed all as of the date first written above.

LINPAC MOULDINGS LIMITED                      SHAREHOLDERS

By:  /s/ DAVID A. WILLIAMS                    /s/  WILLIAM H. ROPER
         David A. Williams                         William H. Roper
     Its: Managing Director

                                              /s/  RUTH ROPER
                                                   Ruth Roper

                                              /s/  C. RICHARD ROPER
                                                   C. Richard Roper

                                              /s/  MARGO ROPER
                                                   Margo Roper

                                              /s/  ROBERT E. ROPER
                                                   Robert E. Roper

                                              ROPER FAMILY TRUST F/B/O
                                              WILLIAM H. ROPER UTA 9/6/77

                                              By:  WILLIAM H. ROPER
                                                   William H. Roper, trustee

                                              ROPER FAMILY TRUST F/B/O
                                              ROBERT E. ROPER AND/OR CHILDREN
                                              UTA 9/6/77

                                              By:  ROBERT E. ROPER
                                                   Robert E. Roper, trustee

                                              ROPER FAMILY TRUST F/B/O
                                              C. RICHARD ROPER AND/OR CHILDREN
                                              UTA 9/6/77

                                              By:  C. RICHARD ROPER
                                                   C. Richard Roper, trustee





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